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                                                                    EXHIBIT 4.16

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                         REGISTRATION RIGHTS AGREEMENT

                              DATED MARCH 12, 2002

                                    BETWEEN

                              WEYERHAEUSER COMPANY

                                      AND

                       MORGAN STANLEY & CO. INCORPORATED

                                      AND

                          J.P. MORGAN SECURITIES INC.



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                          REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (the "Agreement") is made and entered into March 12, 2002, between Weyerhaeuser Company, a Washington corporation (the "Company"), and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc. (the "Representatives"), as representatives of the several initial purchasers named in the Purchase Agreement (the "Initial Purchasers").

        This Agreement is made pursuant to the Purchase Agreement dated March 6, 2002 between the Company and the Representatives (the "Purchase Agreement", which term includes the Purchase Agreement Standard Provisions (Debt) (March 6,
2002) incorporated by reference therein), which provides for the sale by the Company to the Initial Purchasers of $500,000,000 aggregate principal amount of the Company's Floating Rate Notes due 2003 (the "Tranche 1 Securities"), $1,000,000,000 aggregate principal amount of the Company's 5.50% Notes due 2005 (the "Tranche 2 Securities"), $1,000,000,000 aggregate principal amount of the Company's 6.125% Notes due 2007 (the "Tranche 3 Securities"), $1,750,000,000 aggregate principal amount of the Company's 6.75% Notes due 2012 (the "Tranche 4 Securities"), and $1,250,000,000 aggregate principal amount of the Company's 7.375% Debentures due 2032 (the "Tranche 5 Securities," and, together with the Tranche 1 Securities, Tranche 2 Securities, Tranche 3 Securities and Tranche 4 Securities, collectively, the "Securities"); the Tranche 1 Securities and the Tranche 1 Exchange Securities (as defined below), the Tranche 2 Securities and the Tranche 2 Exchange Securities (as defined below), the Tranche 3 Securities and the Tranche 3 Exchange Securities (as defined below), the Tranche 4 Securities and the Tranche 4 Exchange Securities (as defined below), and the Tranche 5 Securities and the Tranche 5 Exchange Securities (as defined below) are each part of a separate series (each, a "series") of debt securities to be issued by the Company under the Indenture referred to below. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

        In consideration of the foregoing, the parties hereto agree as follows:

        1. Definitions.

        As used in this Agreement, the following defined terms shall have the following meanings:


        "1933 Act" shall mean the Securities Act of 1933, as amended from time to time.

        "1934 Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        "Additional Interest" shall have the meaning assigned to it in Section 2(e).

        "Business Day" shall mean any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed.

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        "Closing Date" shall mean the Closing Date as defined in the Purchase
Agreement.

        "Company" shall have the meaning set forth in the preamble to this Agreement and shall also include the Company's successors.

        "Effectiveness Deadline" shall have the meaning set forth in Section 2(a) hereof.

        "Exchange Date" shall have the meaning set forth in Section 2(a) hereof.

        "Exchange Offer" shall mean, with respect to the Securities of any series, the exchange offer by the Company of Exchange Securities of such series for Registrable Securities of such series pursuant to Section 2(a) hereof.

        "Exchange Offer Registration" shall mean a registration under the 1933 Act effected pursuant to Section 2(a) hereof.

        "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

        "Exchange Securities" shall mean the Tranche 1 Exchange Securities, the Tranche 2 Exchange Securities, the Tranche 3 Exchange Securities, the Tranche 4 Exchange Securities and the Tranche 5 Exchange Securities.

        "Expiration Date" means, with respect to any Exchange Offer, the date on which such Exchange Offer (as the same may be extended from time to time) terminates.

        "Holder" shall mean the Initial Purchasers for so long as they own any Registrable Securities, and each of their respective successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Holder" shall include Participating Broker-Dealers.

        "Indenture" shall mean the Indenture relating to the Securities dated as of April 1, 1986, as amended and supplemented by the First Supplemental Indenture dated as of February 15, 1991, the Second Supplemental Indenture dated as of February 1, 1993, the Third Supplemental Indenture dated as of October 22, 2001, and the Fourth Supplement Indenture to be dated as of March 12, 2002, each between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank and Chemical Bank), as trustee, and as the same may be further amended or supplemented from time to time in accordance with the terms thereof.

        "Initial Purchasers" shall have the meaning set forth in the preamble to this Agreement.

        "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable


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Securities held by the Company or any of its "affiliates" (as such term is defined in Rule 144 under the 1933 Act) (other than the Initial Purchasers, it being understood and agreed that none of the Initial Purchasers nor any of their respective subsidiaries, parents or affiliates shall be deemed affiliates of the Company for purposes of this definition, and other than subsequent holders of Registrable Securities if such subsequent holders are deemed to be such affiliates solely by reason of their holding of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount. In cases where this Agreement shall permit or require any action or determination to be made by, for example, a majority in principal amount of Registrable Securities being sold or included in a Shelf Registration or offering or affected by an amendment, the procedures specified in the proviso to the foregoing sentence shall be applied.

        "Participating Broker-Dealer" shall have the meaning specified in
Section 4(a) of this Agreement.

        "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization or other entity, or a government or agency or political subdivision thereof.

        "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated or deemed to be incorporated by reference therein.

        "Purchase Agreement" shall have the meaning set forth in the preamble to this Agreement.

        "Registrable Securities" shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security (i) when a Registration Statement with respect to such Security shall have been declared effective under the 1933 Act and such Security shall have been disposed of pursuant to such Registration Statement, (ii) when such Security has been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule
144A) under the 1933 Act or (iii) when such Security has ceased to be outstanding.

        "Registration Expenses" shall mean all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture


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under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Company and, in the case of any Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Representatives or, if the Representatives elect not to select such counsel, by the Majority Holders and which counsel may also be counsel for the Initial Purchasers) and (viii) the fees and disbursements of the independent public accountants of the Company and of any other Person or business whose financial statements are included or incorporated or deemed to be incorporated by reference in a Registration Statement, including the expenses of any special audits or "cold comfort" or similar letters required by or incident to such performance and compliance. Notwithstanding the foregoing, Holders shall be responsible for fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clauses (ii) and (vii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

        "Registration Statement" shall mean any registration statement of the Company that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

        "Representatives" shall have the meaning set forth in the preamble to this Agreement.

        "SEC" shall mean the Securities and Exchange Commission.

        "Securities" shall have the meaning set forth in the preamble to this Agreement.


        "series" shall have the meaning set forth in the preamble to this Agreement.


        "Shelf Registration" shall mean a registration effected pursuant to
Section 2(b) hereof.

        "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 2(b) of this Agreement which covers all of the Registrable Securities or, in the event that the Company shall file two or more Shelf Registration Statements under the circumstances contemplated by Section 2(g), all of the Registrable Securities of each series being registered pursuant to such Registration Statement (but in each case no other securities unless approved by the Holders whose Registrable Securities are covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

        "TIA" shall have the meaning specified in Section 3(l) of this Agreement.

        "Tranche 1 Securities," "Tranche 2 Securities," "Tranche 3 Securities," "Tranche 4 Securities" and "Tranche 5 Securities" shall have the respective meanings set forth in the preamble to this Agreement.


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        "Tranche 1 Exchange Securities" shall mean securities issued by the
Company under the Indenture containing terms identical in all material respects to the Tranche 1 Securities (except that the Tranche 1 Exchange Securities will not contain restrictions on transfer or bear a restrictive legend, will not be entitled to receive Additional Interest and will not be entitled to registration rights under this Agreement (except as provided in Section 4 hereof)) and to be offered to Holders of Tranche 1 Securities in exchange for Tranche 1 Securities pursuant to an Exchange Offer.

        "Tranche 2 Exchange Securities" shall mean securities issued by the Company under the Indenture containing terms identical in all material respects to the Tranche 2 Securities (except that the Tranche 2 Exchange Securities will not contain restrictions on transfer or bear a restrictive legend, will not be entitled to receive Additional Interest and will not be entitled to registration rights under this Agreement (except as provided in Section 4 hereof)) and to be offered to Holders of Tranche 2 Securities in exchange for Tranche 2 Securities pursuant to an Exchange Offer.

        "Tranche 3 Exchange Securities" shall mean securities issued by the Company under the Indenture containing terms identical in all material respects to the Tranche 3 Securities (except that the Tranche 3 Exchange Securities will not contain restrictions on transfer or bear a restrictive legend, will not be entitled to receive Additional Interest and will not be entitled to registration rights under this Agreement (except as provided in Section 4 hereof)) and to be offered to Holders of Tranche 3 Securities in exchange for Tranche 3 Securities pursuant to an Exchange Offer.

        "Tranche 4 Exchange Securities" shall mean securities issued by the Company under the Indenture containing terms identical in all material respects to the Tranche 4 Securities (except that the Tranche 4 Exchange Securities will not contain restrictions on transfer or bear a restrictive legend, will not be entitled to receive Additional Interest and will not be entitled to registration rights under this Agreement (except as provided in Section 4 hereof)) and to be offered to Holders of Tranche 4 Securities in exchange for Tranche 4 Securities pursuant to an Exchange Offer.

        "Tranche 5 Exchange Securities" shall mean securities issued by the Company under the Indenture containing terms identical in all material respects to the Tranche 5 Securities (except that the Tranche 5 Exchange Securities will not contain restrictions on transfer or bear a restrictive legend, will not be entitled to receive Additional Interest and will not be entitled to registration rights under this Agreement (except as provided in Section 4 hereof)) and to be offered to Holders of Tranche 5 Securities in exchange for Tranche 5 Securities pursuant to an Exchange Offer.

        "Trustee" shall mean the trustee with respect to the Securities under the Indenture.

        "Underwriter" shall have the meaning set forth in the last paragraph of
Section 3 of this Agreement.


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        "Underwritten Registration" or "Underwritten Offering" shall mean a registration in which Registrable Securities are sold to an Underwriter or Underwriters for reoffering to the public.

        "Voluntary Suspension Notice" shall have the meaning set forth in
Section 2(b) hereof.

        2. Registration Under the 1933 Act.

        (a) To the extent not prohibited by any applicable law or applicable interpretation of the Staff of the SEC, the Company shall (A) use its reasonable best efforts to prepare and, as soon as practicable but not later than 120 days following the Closing Date, file with the SEC an Exchange Offer Registration Statement on an appropriate form under the 1933 Act covering the Registrable Securities of each series with respect to a proposed Exchange Offer for each series of Registrable Securities covered thereby and the issuance and delivery to the Holders, in exchange for Registrable Securities of each series covered thereby, of a like principal amount of Exchange Securities of such series, (B) use its reasonable best efforts to cause such Exchange Offer Registration Statement to be declared effective under the 1933 Act not later than 180 days of the Closing Date (the "Effectiveness Deadline"), (C) use its reasonable best efforts to keep such Exchange Offer Registration Statement effective until the closing of the Exchange Offer with respect to the Registrable Securities of all series covered by such Exchange Offer Registration Statement and (D) use its reasonable best efforts to cause an Exchange Offer for the Registrable Securities of each series covered by such Exchange Offer Registration Statement to be consummated as promptly as practicable, but in any event not later than the date that is 30 Business Days after the Effectiveness Deadline. The Company shall commence an Exchange Offer with respect to the Registrable Securities of any series by mailing the related exchange offer Prospectus and accompanying documents to each Holder of the Registrable Securities of such series stating, in addition to such other disclosures as are required by applicable law:

               (i) that such Exchange Offer is being made pursuant to this Registration Rights Agreement and that all Registrable Securities of such series validly tendered and not withdrawn will be accepted for exchange;

               (ii) the Expiration Date of such Exchange Offer (which shall be at least 20 Business Days from the date such notice is mailed) (each day from and including the date of such mailing through and including such Expiration Date being hereinafter called an "Exchange Date");

               (iii) that any Registrable Security of such series not tendered will remain outstanding and continue to accrue interest, but will not thereafter be entitled to receive any Additional Interest or be entitled to any registration rights under this Agreement;

               (iv) that Holders electing to have a Registrable Security of such series exchanged pursuant to such Exchange Offer will be required to surrender such Registrable Security, together with the enclosed letter of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the exchange offer Prospectus or the accompanying documents prior to the time the


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        Exchange Offer terminates (which shall not be earlier than 5:00 p.m.,
        New York City time) on the Expiration Date; and

               (v) that Holders will be entitled to withdraw their election, not later than the time such Exchange Offer terminates (which shall not be earlier than 5:00 p.m., New York City time) on the Expiration Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the exchange offer Prospectus or the accompanying documents a facsimile transmission or letter setting forth the name of such Holder, the series and principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing his election to have such Securities exchanged;

provided that, if the only Holder of the Registrable Securities of such series is the Depositary (as defined in Section 6(c)) or its nominee, then the Exchange Offer in respect of the Registrable Securities of that series may be commenced by giving notice (which may be electronic) and providing such other information to the Depositary or its nominee as may be customary in accordance with the Depositary's procedures.

        As soon as reasonably practicable after the Expiration Date with respect to the Exchange Offer for the Registrable Securities of any series, the Company shall:

               (i) accept for exchange all Registrable Securities of such series or portions thereof validly tendered and not withdrawn pursuant to such Exchange Offer; and

               (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities of such series or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and mail or otherwise deliver to each Holder, an Exchange Security of such series equal in principal amount to the principal amount of the Registrable Securities of such series surrendered by such Holder.

        The Company shall use its reasonable best efforts to complete an Exchange Offer with respect to each series of Registrable Securities as provided above and shall comply with the applicable requirements of the 1933 Act, the 1934 Act and other applicable laws and regulations in connection with such Exchange Offer. None of the Exchange Offers shall be subject to any conditions, other than that such Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the SEC. The Company shall, at the request of the Representatives, inform the Representatives of the names and addresses of the Holders to whom each Exchange Offer is made, and the Representatives shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of Registrable Securities in such Exchange Offer.

        Each Holder participating in an Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder has no arrangement or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act,
(iii) such


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Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company, (iv) such Holder is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities within the meaning of the 1933 Act, (v) if such Holder is a broker-dealer, that it will receive Exchange Securities in exchange for Securities that were acquired for its own account as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities, and (vi) if such Holder is a broker-dealer, it did not purchase the Securities being tendered in the Exchange Offer directly from the Company for resale pursuant to Rule 144A under the 1933 Act or any other available exemption from registration under the 1933 Act.

        (b) In the event that (i) the Company determines that an Exchange Offer Registration provided for in Section 2(a) above is not available with respect to the Securities of any series or that an Exchange Offer with respect to the Securities of any series may not be consummated as soon as practicable after the Expiration Date for such Exchange Offer because it would violate applicable law or applicable interpretations of the Staff of the SEC, (ii) an Exchange Offer is for any other reason not consummated with respect to the Securities of any series within 30 Business Days following the Effectiveness Deadline, or (iii) an Exchange Offer has been completed with respect to the Securities of any series and the Representatives have determined, based upon the opinion of legal counsel, that a Registration Statement must be filed or a Prospectus must be delivered by the Initial Purchasers in connection with any offering or sale of Registrable Securities of such series, the Company shall use its reasonable best efforts to cause to be filed as soon as reasonably practicable after such determination date or date that notice of such determination by the Representatives is given to the Company, as the case may be, a Shelf Registration Statement covering the Registrable Securities of such series providing for the sale by the Holders of all of the Registrable Securities of such series and to use its reasonable best efforts to have such Shelf Registration Statement declared effective by the SEC as soon as reasonably practicable. In the event the Company is required to file a Shelf Registration Statement with respect to the Registrable Securities of any series solely as a result of the matters referred to in clause (iii) of the preceding sentence, the Company shall use its reasonable best efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to
Section 2(a) with respect to all Registrable Securities of such series and a Shelf Registration Statement (which may be a combined Registration Statement with such Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities of such series held by the Initial Purchasers after completion of such Exchange Offer. The Company agrees to use its reasonable best efforts to keep each Shelf Registration Statement continuously effective and to keep the related Prospectus current until the expiration of the period referred to in Rule 144(k) with respect to the Registrable Securities covered by such Shelf Registration Statement or such shorter period that will terminate when all of the Registrable Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement or shall have been sold to the public pursuant to Rule 144(k) (or similar provision then in force, but not Rule 144A) under the 1933 Act or shall have ceased to be outstanding; provided, however, that if there is a possible acquisition or business combination or other transaction, business development or event involving the Company that would require disclosure in such Shelf Registration Statement or the documents incorporated or deemed to be incorporated by reference therein or the related Prospectus and the Company determines in the exercise of its reasonable judgment that such disclosure is not in the best interests of the


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Company and its stockholders or obtaining any financial statements relating to an acquisition or business combination required to be included in such Shelf Registration Statement or the documents incorporated or deemed to be incorporated by reference therein or the related Prospectus would be impracticable, the Company shall give the Holders of the Registrable Securities covered by such Shelf Registration Statement notice (a "voluntary suspension notice") to suspend use of the Prospectus relating to such Shelf Registration Statement, and such Holders hereby agree to suspend use of such Prospectus until the Company has amended or supplemented such Prospectus or has notified such Holders that use of the then current Prospectus may be resumed as provided in the penultimate paragraph of Section 3. In the case of any Voluntary Suspension Notice, the Company shall not be required to disclose in such notice the possible acquisition or business combination or other transaction, business development or event as a result of which such notice shall have been given if the Company determines in good faith that such acquisition or business combination or other transaction, business development or event should remain confidential and, while such Voluntary Suspension Notice is in effect, the Company shall not be required to amend or supplement such Shelf Registration Statement, the documents incorporated or deemed to be incorporated by reference therein or the related Prospectus to reflect such possible acquisition or business combination or other transaction, business development or event, but shall use its reasonable best efforts to maintain the effectiveness of such Shelf Registration Statement. Upon the abandonment, consummation, termination or public announcement or other public disclosure of the possible acquisition or business combination or other transaction, or if the applicable business development or event shall cease to exist or shall be publicly disclosed, then the Company shall promptly comply with this Section 2(b) and Sections 3(b), 3(e)(iv) (if applicable), 3(i) (if applicable) and the penultimate paragraph in
Section 3 hereof and notify the Holders of the Registrable Securities covered by such Shelf Registration Statement that disposition of such Registrable Securities may resume; provided that, if Section 3(i) shall require an amendment or supplement to such Shelf Registration Statement or the related Prospectus, then such resumption shall not occur until the Company shall have delivered copies of the supplemented or amended Prospectus contemplated by Section 3(i) to the applicable Holders. Anything herein to the contrary notwithstanding, the right of the Company to suspend use of a Prospectus pursuant to this paragraph shall be subject to the limitation set forth in the last sentence of the penultimate paragraph of Section 3. The Company further agrees to supplement or amend each Shelf Registration Statement and/or the related Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder whose Registrable Securities are registered pursuant to such Shelf Registration Statement with respect to information relating to such Holder, and to use its reasonable best efforts to cause any such amendment to become effective and such Shelf Registration Statement and/or the related Prospectus to become usable as soon as thereafter reasonably practicable, subject to the right of the Company, on the terms and subject to the conditions described elsewhere in this Section 2(b), to suspend its obligation to amend or supplement such Shelf Registration Statement and/or the related Prospectus by giving a Voluntary Suspension Notice. The Company agrees to furnish to the Holders of Registrable Securities covered by any Shelf Registration Statement copies of any such supplement or amendment promptly after its being used or filed with the SEC.


                                       10
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        (c) The Company shall pay all Registration Expenses in connection with each registration pursuant to Section 2(a) and Section 2(b) including, but not limited to, the fees and expenses of one counsel to be selected by the Representatives or, if the Representatives elect not to select such counsel, by the Majority Holders and which counsel may also be counsel for the Initial Purchasers. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a Shelf Registration Statement.

        (d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that, if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Securities covered by such Registration Statement may legally resume.

        (e) Additional cash interest (the "additional interest") shall be payable by the Company in respect of the Securities of each series as follows:

               (i) If an Exchange Offer Registration Statement with respect to the Securities of such series or Shelf Registration Statement with respect to the Securities of such series is not filed within 120 days after the Closing Date, then commencing on and including the 121st day after the Closing Date, in addition to the interest otherwise payable on the Securities of such series, Additional Interest will accrue and be payable on the Securities of such series at the rate of 0.25% per annum; and

               (ii) If an Exchange Offer Registration Statement with respect to the Securities of such series or a Shelf Registration Statement with respect to the Securities of such series is not declared effective within 180 days following the Closing Date, then commencing on and including the 181st day after the Closing Date, in addition to the interest otherwise payable on the Securities of such series, Additional Interest will accrue and be payable on the Securities of such series at the rate of 0.25% per annum; and

               (iii) If either (A) the Company has not exchanged Exchange Securities of such series for all Securities of such series validly tendered and not withdrawn in accordance with the terms of the Exchange Offer for the Securities of such series on or prior to the date that is 30 Business Days after the Effectiveness Deadline, or (B) if applicable, a Shelf Registration Statement with respect to the Securities of such series has been declared effective but such Shelf Registration Statement ceases to be effective at any time prior to the expiration of the holding period referred to in Rule 144(k) or, if earlier, such time as all of the Registrable Securities of such series covered by such Shelf Registration Statement have been disposed of pursuant to such Shelf Registration Statement or sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or shall have ceased to be outstanding, then, in addition to the interest otherwise payable on the Securities of such series, Additional Interest will accrue and be payable on the Securities of such series at the rate of 0.25% per annum


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

        from and including (x) the day (whether or not a Business Day) immediately succeeding the 30th Business Day after the Effectiveness Deadline, in the case of (A) above, or (y) the day such Shelf Registration Statement ceases to be effective, in the case of (B) above;

provided, however, that the Additional Interest rate on the Securities of such series shall in no event exceed 0.25% per annum; and provided, further, that Additional Interest payable on the Securities of such series as a result of any of the events or circumstances specified in clause (i), (ii) or (iii) above shall cease to accrue (1) upon the filing of an Exchange Offer Registration Statement with respect to the Securities of such series or a Shelf Registration Statement with respect to the Securities of such series (in the case of (i) above), (2) upon the effectiveness of an Exchange Offer Registration Statement with respect to the Securities of such series or a Shelf Registration Statement with respect to the Securities of such series (in the case of (ii) above), or
(3) upon the exchange of Exchange Securities of such series for all Registrable Securities of such series validly tendered and not withdrawn in the Exchange Offer for the Securities of such series or upon the effectiveness of a Shelf Registration Statement with respect to the Securities of such series that had ceased to remain effective prior to the expiration of the holding period referred to in Rule 144(k) or, if earlier, such time as all of the Registrable Securities of such series covered by such Shelf Registration Statement have been disposed of pursuant to such Shelf Registration Statement or sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule
144A) under the 1933 Act or shall have ceased to be outstanding (in the case of
(iii) above).

        Any amount of Additional Interest due on the Securities of any series pursuant to clause (i), (ii) or (iii) of the preceding paragraph will be payable in cash and will be payable on the same dates on which interest is otherwise payable on the Securities of such series and to the same Persons who are entitled to receive those payments of interest on the Securities of such series. The amount of Additional Interest payable for any period on the Securities of any series will be determined by multiplying the Additional Interest rate, which will be 0.25% per annum, by the principal amount of the Securities of such series and then multiplying the product by a fraction, the numerator of which is the number of days that the Additional Interest rate was applicable to the Securities of such series during such period (determined, in the case of the Tranche 1 Securities, on the basis of the actual number of days in the applicable period and, in the case of the Securities of any other series, on the basis of a 360-day year comprised of twelve 30-day months) and the denominator of which is 360. All percentages and dollar amounts resulting from any such calculation of Additional Interest on the Tranche 1 Securities will be rounded in accordance with the same principles that, under the terms of the Tranche 1 Securities, are applied to the calculation of interest on the Transche 1 Securities.

        (f) Without limiting the remedies available to the Initial Purchasers and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Initial Purchaser or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2(a) and Section 2(b) hereof, provided that, without limiting the ability of any Initial Purchaser or any Holder to specifically enforce such obligations, in the case of any terms of this Agreement for which Additional Interest pursuant to 2(e) is expressly provided as a remedy for a violation of such terms, such Additional Interest shall be the sole monetary damages for such a violation.

        (g) The Company agrees that it will use its reasonable best efforts to file a single Exchange Offer Registration Statement covering all of the Registrable Securities of all series; provided, however, that if (1) the Company is unable to file a single Exchange Offer Registration Statement covering the Registrable Securities of all series after exercising its reasonable best efforts or (2) the Company determines, in the exercise of its reasonable discretion, that, because of events or circumstances relating to any series of Registrable Securities , the inclusion of such series of Registrable Securities in the same Exchange Offer Registration Statement as the other series of Registrable Securities would unduly delay the filing or effectiveness of such Exchange Offer Registration Statement or the consummation of the Exchange Offers with respect to such other series of Registrable Securities, the Company may, subject to Section 2(b), file multiple Exchange Offer Registration Statements, each covering one or more series of Registrable Securities (provided that, if the Company shall file two or more Exchange Offer Registration Statements in respect of the Registrable Securities, it will use its reasonable best efforts to cause all such Exchange Offer Registration Statements, or, in the case of clause (2) above, the Exchange Offer Registration Statements in respect of such other series of Registrable Securities, to be declared effective by the SEC on the same date and to cause the Exchange Offers in respect of all series of Registrable Securities or, in the case of clause (2) above, the Exchange Offers in respect of such other series of Registrable Securities, to be commenced on the same date). In the event that the Company is required to file a Shelf Registration Statement pursuant to Section 2(b) with respect to two or more series of Registrable Securities, the Company shall use its reasonable best efforts to file a single Shelf Registration Statement covering all of the Registrable Securities of all such series; provided, however, that if (x) the Company is unable to file a single Shelf Registration Statement covering the Registrable Securities of all such series after exercising its reasonable best efforts or (y) the Company determines, in the exercise of its reasonable discretion, that, because of events or circumstances relating to any such series of Registrable Securities, the inclusion of such series of Registrable Securities in the same Shelf Registration Statement as the other such series (the "OTHER Series") of Registrable Securities would unduly delay the filing or effectiveness of such Shelf Registration Statement, the Company may file multiple Shelf Registration Statements, each covering one or more such series of Registrable Securities (provided that, if the Company shall file two or more Shelf Registration Statements in respect of such Registrable Securities, it will use its reasonable best efforts to cause all such Shelf Registration Statements, or, in the case of clause (y) above, the Shelf Registration Statements covering the Other Series of Registrable Securities, to be declared effective by the SEC on the same date).

        3. Registration Procedures.

        In connection with the obligations of the Company with respect to the Registration Statements pursuant to Section 2(a) and Section 2(b) hereof, the Company shall as expeditiously as reasonably practicable:

        (a) prepare and file with the SEC a Registration Statement covering the Registrable Securities of all series (or, if permitted pursuant to Section 2(g), one or more Registration

Statements each covering the Registrable Securities of one or more series) on the appropriate form under the 1933 Act, which form (x) shall be selected by the Company and (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities covered thereby by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference therein all financial statements required by the SEC to be included or incorporated by reference therein, and use its reasonable best efforts to cause each such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

        (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep each such Registration Statement effective for the applicable period and, subject to the Company's rights to suspend the use of the Prospectus relating to any Shelf Registration Statement pursuant to Section 2(b) of this Agreement on the terms and subject to the conditions set forth in such Section 2(b), cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act if required by such Rule and to keep each Prospectus current during the period described under
Section 4(3) and Rule 174 under the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities covered by such Prospectus;

        (c) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities covered by the Shelf Registration Statement, to counsel for the Initial Purchasers, to counsel for the Holders and to each Underwriter of an Underwritten Offering of Registrable Securities covered by such Registration Statement, if any, without charge, as many copies of each related Prospectus, including each related preliminary prospectus, and any amendment or supplement thereto and such other documents as such Holder, counsel or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement; and the Company consents to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Securities covered by such Registration Statement and any such Underwriter in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

        (d) use its reasonable best efforts to register or qualify the Registrable Securities of each series covered by a Registration Statement under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Securities of such series shall reasonably request in writing by the time such Registration Statement is declared effective by the SEC, to cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

        (e) in the case of a Shelf Registration, notify each Holder of Registrable Securities covered by each Shelf Registration Statement, counsel for the Holders and counsel for the Initial Purchasers promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when such Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to such Registration Statement or the related Prospectus or for additional information after such Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iv) of the happening of any event during the period such Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or as a result of which such Shelf Registration Statement or the related Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading (but subject to the right of the Company, under the circumstances set forth in Section 2(b) of this Agreement, not to disclose the nature of such event) and (v) of any determination by the Company that a post-effective amendment to such Registration Statement would be appropriate;

        (f) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably possible and provide notice as promptly as practicable to each Holder of Securities covered by such Registration Statement of the withdrawal of any such order;

        (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities which are covered by each Shelf Registration Statement, without charge, one conformed copy of such Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

        (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities which are covered by each Shelf Registration Statement, to facilitate the timely preparation and delivery of certificates representing such Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as such selling Holders may reasonably request at least one business day prior to the closing of any sale of such Registrable Securities;

(i) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(iv) hereof but subject to the Company's right to suspend the use of the related Prospectus pursuant to Section 2(b) on the terms and subject to the conditions set forth in such Section 2(b), use its reasonable best efforts to prepare and file with the SEC a supplement or post-effective amendment to each applicable Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities covered by such Registration Statement, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company agrees to notify the Holders of Securities covered by such Registration Statement to suspend use of such Prospectus as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend use of such Prospectus until the Company has amended or supplemented such Prospectus to correct such misstatement or omission;

        (j) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus, provide copies of such document to the Representatives and their counsel (and, in the case of a Shelf Registration Statement, the Holders of the Securities covered by such Registration Statement and their counsel), and the Company shall not at any time file or make any amendment to any Registration Statement, any Prospectus or any amendment of or supplement to any Registration Statement or any Prospectus of which the Representatives and counsel to the Initial Purchasers (and, in the case of a Shelf Registration Statement, the Holders of the Securities covered by such Registration Statement and their counsel) shall not have previously been advised and furnished a copy or to which the Representatives or counsel to the Initial Purchasers (and, in the case of a Shelf Registration Statement, the Holders of the Securities covered by each such Registration Statement or their counsel) shall reasonably object;

        (k) obtain a CUSIP number for the Exchange Securities of each series or Registrable Securities of each series, as the case may be, not later than the effective date of the Registration Statement covering the Securities of such series;

        (l) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, of each series, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

        (m) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Securities covered by each Shelf Registration Statement, any Initial Purchaser participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by such Holders and reasonably acceptable to the Company and in a manner that is reasonable and customary for shelf offerings by companies regularly filing reports under the 1934 Act, all material financial and other pertinent records and documents of the Company, cause the appropriate officers of the Company to make themselves reasonably available for "due diligence" conferences of the nature customary in connection with shelf offerings by companies regularly filing reports under the 1934 Act, and cause the officers, directors and employees of the Company to supply all material information reasonably requested by any such representative of such Holders, Initial Purchaser, attorney or accountant in connection with such Shelf Registration Statement;

        (n) use its reasonable best efforts to cause the Exchange Securities or Registrable Securities, as the case may be, of each series to be rated by two nationally recognized statistical rating organizations (as such term is defined in Rule 436(g)(2) under the 1933 Act);

        (o) if reasonably requested by any Holder of Registrable Securities covered by any Registration Statement, (i) promptly incorporate in the related Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and
(ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such filing; and

        (p) in the case of any Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority in aggregate principal amount of the Registrable Securities covered by any Shelf Registration Statement) in order to expedite or facilitate the disposition of the Registrable Securities pursuant to such Shelf Registration Statement, including, but not limited to, an Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to such Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries, such Registration Statement, the related Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Company (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of such Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings,
(iii) obtain "cold comfort" letters from the independent certified public accountants of the Company (and, if necessary, any other certified public accountant of any subsidiary of the Company, or of any Person or business acquired by the Company for which financial statements and financial data are or are required to be included or incorporated by reference in such Registration Statement or the related Prospectus or in the documents incorporated or deemed to be incorporated therein) addressed to each selling Holder and Underwriter of such Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities covered by such Shelf Registration Statement or the Underwriters, and which are customarily delivered in underwritten offerings to evidence the continued validity of the representations and warranties of the Company made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the related underwriting agreement.

        In the case of a Shelf Registration Statement, the Company may require each Holder of Registrable Securities that wishes to include such Registrable Securities in such Shelf Registration Statement to furnish to the Company such information regarding such Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing and the Company may exclude from such Shelf Registration Statement the Securities of any Holders that refuse to comply with such request.

        In the case of a Shelf Registration Statement, each Holder of Registrable Securities covered by such Registration Statement agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e)(iv) hereof or upon receipt of any Voluntary Suspension Notice pursuant to Section 2(b) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities pursuant to such Shelf Registration Statement until either (x) such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof or (y) solely in the case of a Voluntary Suspension Notice, the Company shall have notified such Holder that disposition of such Registrable Securities may be resumed using the then current Prospectus, and, if so directed by the Company in the case of clause (x), such Holder will deliver to the Company (at the Company's expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Securities pursuant to any Registration Statement, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders of the Registrable Securities covered by such Registration Statement shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions or the Holders shall have received notice that disposition of such Registrable Securities may be resumed using the then current Prospectus, as the case may be. Anything herein to the contrary notwithstanding, the Company will not be entitled to require Holders of the Registrable Securities covered by a Shelf Registration Statement to discontinue the sale or other disposition of such Registrable Securities pursuant to such Shelf Registration Statement or to suspend the use of the related Prospectus for more than 120 days (whether or not consecutive) in any period of 12 consecutive months.

        The Holders of Registrable Securities of any series covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering of the Registrable Securities of any one or more series covered by a Shelf Registration Statement, the investment banker or investment bankers and manager or managers (the "UNDERWRITERS") that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Registrable Securities of such series covered by such Shelf Registration Statement.

        4. Participation of Broker-Dealers in Exchange Offer.

        (a) The Staff of the SEC has taken the position that any broker-dealer that receives Exchange Securities in an Exchange Offer in exchange for Securities that were acquired by such broker-dealer for its own account as a result of market-making or other trading activities (a "participating broker-dealer") may be deemed to be an "underwriter" within the meaning of the 1933 Act and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities.

        The Company understands that it is the Staff's position that if the Prospectus contained in an Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the

Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the 1933 Act in connection with resales of Exchange Securities covered by such Exchange Offer Registration Statement for their own accounts, so long as such Prospectus otherwise meets the requirements of the 1933 Act.

        (b) In light of the above, notwithstanding the other provisions of this Agreement, the Company agrees that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to each Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be reasonably requested by the Representatives or by one or more Participating Broker-Dealers, in each case as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above; provided that:

               (i) the Company shall not be required to amend or supplement the Prospectus contained in any Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i), for resales of the Registrable Securities of any series covered by such Exchange Offer Registration Statement for a period exceeding 180 days following the Expiration Date of the Exchange Offer for the Registrable Securities of such series (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement) and, for a period of 180 days following the Expiration Date of the Exchange Offer for the Registrable Securities of such series (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement), Participating Broker-Dealers shall be entitled to use and deliver such Prospectus in connection with resales of Registrable Securities of such series as contemplated by this Section 4; provided that Participating Broker-Dealers shall not be authorized by the Company to deliver and shall not deliver such Prospectus after such period in connection with the resales of Registrable Securities; and

               (ii) the application of the Shelf Registration procedures set forth in Section 3 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the 1933 Act and the rules and regulations thereunder, will be in conformity with the reasonable request to the Company by the Representatives or with the reasonable request in writing to the Company by one or more broker-dealers who certify to the Representatives and the Company in writing that they anticipate that they will be Participating Broker-Dealers; and provided further that, in connection with such application of the Shelf Registration procedures set forth in Section 3 to all Exchange Offer Registrations, the Company shall be obligated (x) to deal only with one of two entities representing the Participating Broker-Dealers, which shall be Morgan Stanley & Co. Incorporated or J.P. Morgan Securities Inc. unless either entity elects not to act as such representative, (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers, which shall be counsel to the Initial Purchasers unless such counsel elects not to so act and (z) to cause to be delivered only one, if any, "cold comfort" or similar letter relating to the Company (plus only one, if any, "cold comfort" or similar letter with respect to any other Person or businesses whose financial statements are included or incorporated or deemed to be incorporated by reference in the applicable Exchange Offer Registration Statement) with respect to each Prospectus covering any series of Securities as to which there are Participating Broker-Dealers in the form existing on the Expiration Date of the Exchange Offer for such series (provided that if such Prospectus covers the Securities of more than one series, then only one such letter need be delivered in respect of all such series and such letter may be dated as of the earliest Expiration Date of the Exchange Offers for such series) and with respect to each subsequent amendment or supplement, if any, to such Prospectus effected during the period specified in clause (i) above.

        (c) The Representatives shall have no liability to the Company or any Holder with respect to any request that it may make pursuant to Section 4(b) above.

        5. Indemnification and Contribution.

        (a) The Company agrees to indemnify and hold harmless the Initial Purchasers, each Holder and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, or is under common control with, or is controlled by, any Initial Purchaser or any Holder, from and against all losses, claims, damages and liabilities (including, without limitation but subject to Section 5(c) below, any legal or other expenses reasonably incurred by any Initial Purchaser, any Holder or any such controlling or affiliated Person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which any Exchange Securities or any Registrable Securities were registered under the 1933 Act, including all documents incorporated or deemed to be incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchasers or any Holder furnished to the Company in writing through Morgan Stanley & Co. Incorporated or any selling Holder, respectively, expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary Prospectus relating to a Shelf Registration Statement shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the Person asserting any such losses, claims, damages or liabilities purchased Securities covered by such Shelf Registration Statement, or any person controlling such Holder or Participating Broker-Dealer, if a copy of the final Prospectus relating to such Shelf Registration Statement (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder or Participating Broker-Dealer, as the case may be, to such Person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of such Securities to such Person, and if such final Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 2(b), 3(e) or 3(i) or the penultimate paragraph of Section 3 hereof, or unless such defect shall have been cured by a document incorporated or deemed to be incorporated by reference in such Prospectus. In connection with any Underwritten Offering permitted by Section 3, the Company will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls any such Persons (within the meaning of the 1933 Act and the 1934 Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

        (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Initial Purchasers and the other selling Holders, and each of their respective directors, each of the officers of the Company who sign the Registration Statement and each Person, if any, who controls the Company, any Initial Purchaser and any other selling Holder within the meaning of either
Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Company to the Initial Purchasers and the Holders, but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

        (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or paragraph (b) above, such Person (the "INDEMNIFIED PARTY") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to one firm acting as local counsel) for the Initial Purchasers and all Persons, if any, who control any Initial Purchasers within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act,
(b) the fees and expenses of more than one separate firm (in addition to one firm acting as local counsel) for the Company, its directors, its officers who sign the Registration Statement and each Person, if any, who controls the Company within the meaning of either such Section and (c) the fees and expenses of more than one separate firm (in addition to one firm acting as local counsel) for all Holders and all Persons, if any, who control any Holders within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In such case involving the Initial Purchasers and Persons who control the Initial Purchasers, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In such case involving the Holders and such Persons who control Holders, such firm shall be designated in writing by the Majority Holders. In all other cases, such firm shall be designated by the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

        (d) If the indemnification provided for in paragraph (a) or paragraph
(b) of this Section 5 is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities, then each Indemnifying Party under such paragraph, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or Parties on the one hand and of the Indemnified Party or Parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Holder shall be obligated to contribute in respect of any losses, claims, damages or liabilities caused by any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in any Registration Statement (or any amendment thereto) or the related Prospectus (as amended or supplemented, if applicable) unless Registrable Securities owned by such Holder were registered pursuant to such Registration Statement. The Holders' respective obligations to contribute pursuant to this Section 5(d) in respect of any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in any Registration Statement (or any amendment thereto) or the related Prospectus (as amended or supplemented, if applicable) are several in proportion to the respective principal amount of Registrable Securities of such Holders that were registered pursuant to such Registration Statement.

        (e) The Company and each Holder agree that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 5, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Registrable Securities were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

        (f) The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers, any Holder or any Person controlling any of the Initial Purchasers or any Holder, or by or on behalf of the Company, its officers or directors or any Person controlling the Company, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

        6. Miscellaneous.

        (a) No Inconsistent Agreements. The Company has not entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities of any series in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

        (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.

        (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, c/o Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036,
Attention: Michael Fusco and J.P. Morgan Securities, Inc., 270 Park Avenue, New York, New York 10017, Attention: Maria Sramek; and (ii) if to the Company, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c). Notwithstanding the foregoing provisions of this paragraph, any notices given to The Depository Trust Company (the "Depositary," which term includes any successor in such capacity) or its nominee, as Holder of any Securities, may be given in accordance with the Depositary's customary procedures as in effect from time to time.

        All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; on the next business day if timely delivered to an air courier guaranteeing overnight delivery; and, in the case of any notices or communications that are delivered to the Depositary or its nominee electronically, upon receipt.

        Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

        (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities of any series in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities of any series, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Representatives and the Initial Purchasers (in their respective capacities as Representatives and Initial Purchasers) shall have no liability or obligation to the Company with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

        (e) Purchases and Sales of Securities. The Company shall not, and shall use its best efforts to cause its affiliates (as defined in Rule 405 under the 1933 Act) not to, purchase and then resell or otherwise transfer any Securities.

        (f) Third Party Beneficiary. The Holders and the Initial Purchasers shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Representatives, on the other hand, and each of them shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders or Initial Purchasers, respectively hereunder.

        (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        (i) Governing Law. This Agreement shall be governed by the laws of the State of New York.

        (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, then, to the maximum extent permitted by law, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                            [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              WEYERHAEUSER COMPANY

                              By:
                                 ----------------------------------------------
                                 Name:  Jeffrey W. Nitta
                                 Title:  Vice President and Treasurer

Confirmed and accepted as of
the date first above written:

MORGAN STANLEY & CO.
  INCORPORATED
J.P. MORGAN SECURITIES INC.

Acting severally on behalf of themselves and the several Initial Purchasers named in the Purchase Agreement.

MORGAN STANLEY & CO.
  INCORPORATED

By:
   ----------------------------------------
   Name:
   Title:

J.P. MORGAN SECURITIES INC.



By:
   ----------------------------------------
   Name:
   Title:


                                       26